BLACKROCK FUNDS IV

BlackRock Sustainable Advantage CoreAlpha Bond Fund

(the “Fund”)

Supplement dated October 26, 2023 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated September 28, 2023, as supplemented to date

The following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Sustainable Advantage CoreAlpha Bond Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Sustainable Advantage CoreAlpha Bond Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Scott Radell	2016*	Managing Director of BlackRock, Inc.
Jasmita Mohan	2022	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectuses entitled “Details About the Funds — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Scott Radell and Jasmita Mohan are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Radell	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016*	Senior Portfolio Manager and Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income PM within BlackRock’s Systematic Fixed Income Portfolio Management Group from 2009 to present; Portfolio Manager of Barclays Global Investors from 2003 to 2009.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jasmita Mohan	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2019; Portfolio Manager within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2014.

*	Includes management of the Predecessor Fund (as defined below).

Shareholders should retain this Supplement for future reference.

PR2-SACAB-1023SUP